UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

          Investment Company Act file number       811-8266
                                            ----------------------------

                                INDIA FUND, INC.
     ---------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                 200 Park Avenue
                               NEW YORK, NY 10166
     ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                            Simpson Thacher Bartlett
                        425 Lexington Avenue, 23rd Floor
                               NEW YORK, NY 10017
     ---------------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-667-4711
                                                           ---------------

                   Date of fiscal year end: DECEMBER 31, 2003
                                           ------------------

                   Date of reporting period: DECEMBER 31, 2003
                                            ------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The India Fund, Inc.

                                                               February 19, 2004


DEAR FUND SHAREHOLDER,

We are pleased to present you with the audited financial statements of The India Fund, Inc. (the "Fund") for the twelve-month period ended December 31, 2003.

The Fund's net asset value ("NAV") closed at $23.76 on December 31, 2003, representing an increase of 87.64% from the Fund's NAV on 12/31/02. The Fund outperformed its benchmark, the IFC Investable Index, which gained 81.55% for the same 12-month fiscal year.*

The Indian stock market was one of the top performers in Asia, with robust economic growth, excess global liquidity, and relatively attractive share valuations all contributing. In addition, India continues to benefit from the global outsourcing trend, which is turning the country into a viable part of multinationals' supply chain network. As reported, Indian foreign exchange reserves passed $100 billion in 2003 for the first time.** The Indian economy's strength was also driven by ongoing domestic structural reforms, including a renewed commitment to deregulation, and privatization.

Looking ahead, we believe India still faces a number of challenges, including an economy with an enormous fiscal deficit, red tape, and poor infrastructure. As reported, national elections are scheduled for April 2004, and this will present uncertainty.** Finally, following 2003's impressive rally, we believe valuations are not as compelling as they were one year ago. Nevertheless, we strongly believe that the fundamental long-term outlook for India remains positive.

THE INDIA FUND, INC.


On behalf of the Board of Directors, we thank you for your participation and continued support of the Fund. If you have any questions, please do not hesitate to call our toll-free number (800) 421-4777.


Sincerely,

/s/  BRYAN McKIGNEY

Bryan McKigney
Director, Chairman and President


 *The benchmark is an unmanaged index. Investors cannot invest directly in the index. The index does not reflect transaction costs or manager fees.

**Far Eastern Economic Review, January 29, 2004.

                                                            THE INDIA FUND, INC.

--------------------------------------------------------------------------------
CHANGE IN INVESTMENT POLICY
On April 30, 2002, the Board of Directors of the Fund approved a change to the Fund's investment policies in connection with new Rule 35d-1 under the Investment Company Act of 1940. Under normal conditions, the Fund will invest at least 80% of the value of its assets in equity securities of Indian Companies (as defined in the Fund's prospectus.) Previously, the Fund's investment policies stated that the Fund would invest at least 65% of the value of its assets in such securities. The Board also adopted a policy to provide the stockholders of the Fund with 60 days' notice of any change to the investment policy adopted if such notice is required by Rule 35d-1.

FUNDAMENTAL PERIODIC REPURCHASE POLICY
The Fund has adopted the following fundamental policy regarding periodic repurchases:
   a) The Fund will make offers to repurchase its shares at semi-annual intervals pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended from time to time ("Offers"). The Board of Directors may place such conditions and limitations on Offers as may be permitted under Rule 23c-3.
   b) 14 days prior to the last Friday of the Fund's first and third fiscal quarters, or the next business day if such Friday is not a business day, will be the deadline (the "Repurchase Request Deadline") by which the Fund must receive repurchase requests submitted by stockholders in response to the most recent Offer.
   c) The date on which the repurchase price for shares is to be determined (the "Repurchase Pricing Date") shall occur no later than the last Friday of the Fund's first and third fiscal quarters, or the next business day if such day is not a business day.
   d) Offers may be suspended or postponed under certain circumstances, as provided for in Rule 23c-3.

(For further details, see Note E to the Financial Statements.)
--------------------------------------------------------------------------------

THE INDIA FUND, INC.

Schedule of Investments                                        DECEMBER 31, 2003

INDIA (100% OF HOLDINGS)

COMMON STOCKS (99.49% of holdings)

NUMBER                                                   PERCENT OF
OF SHARES     SECURITY                                   HOLDINGS          COST             VALUE
-----------------------------------------------------------------------------------------------------
              CEMENT                                       0.30%
  223,143     Associated Cement Companies Ltd ..................       $    668,994      $  1,200,938
   69,000     Gujarat Ambuja Cements Ltd .......................            429,454           459,521
        5     Panyam Cements and Mineral Industries Ltd+ .......                 46                 7
                                                                       ------------      ------------
                                                                          1,098,494         1,660,466
                                                                       ------------      ------------
              COMPUTER HARDWARE                            0.00%
      100     Digital Globalsoft Ltd ...........................              1,089             1,622
                                                                       ------------      ------------
                                                                              1,089             1,622
                                                                       ------------      ------------
              COMPUTER SOFTWARE & PROGRAMMING             12.57%
  189,436     Geodesic Information Systems Ltd .................            762,106         1,566,766
  356,852     Infosys Technologies Ltd .........................          7,918,801        43,515,999
   92,522     KPIT Cummins Infosystems Ltd .....................            491,621           652,065
  174,214     Mphasis BFL Ltd ..................................          1,253,873         2,901,976
1,799,229     Satyam Computer Services Ltd .....................          3,516,020        14,486,505
    1,300     Silverline Technologies Ltd+ .....................              4,371               292
  450,000     Tele Data Informatics Ltd ........................            297,423           282,575
  900,000     Tele Data Informatics Ltd - Rights*+ .............             69,766           111,452
  154,450     Wipro Ltd ........................................          4,504,362         5,882,133
                                                                       ------------      ------------
                                                                         18,818,343        69,399,763
                                                                       ------------      ------------
              COMPUTER TRAINING                            0.01%
   12,425     NIIT Ltd .........................................             44,560            74,128
                                                                       ------------      ------------
                                                                             44,560            74,128
                                                                       ------------      ------------
              CONSUMER NON-DURABLES                        8.57%
      200     Godfrey Phillips India Ltd .......................              2,187             1,923
5,849,751     Hindustan Lever Ltd ..............................         22,964,633        26,245,348
  976,951     ITC Ltd ..........................................         16,627,798        21,081,800
                                                                       ------------      ------------
                                                                         39,594,618        47,329,071
                                                                       ------------      ------------
              DIVERSIFIED INDUSTRIES                       5.91%
  743,633     Grasim Industries Ltd ............................          5,953,127        16,363,186
    1,744     Indian Rayon and Industries Ltd ..................              6,451            10,320
1,407,231     Larsen & Toubro Ltd ..............................          8,519,451        16,265,277
                                                                       ------------      ------------
                                                                         14,479,029        32,638,783
                                                                       ------------      ------------

                                                            THE INDIA FUND, INC.

Schedule of Investments (continued)                            DECEMBER 31, 2003

COMMON STOCKS (continued)

NUMBER                                                   PERCENT OF
OF SHARES     SECURITY                                   HOLDINGS          COST             VALUE
-----------------------------------------------------------------------------------------------------
              ELECTRICITY                                  0.31%
        4     CESC Ltd+ ........................................       $         29      $         12
  246,100     Tata Power Company Ltd ...........................            999,047         1,693,168
                                                                       ------------      ------------
                                                                            999,076         1,693,180
                                                                       ------------      ------------
              ELECTRONICS & ELECTRICAL EQUIPMENT           5.52%
      723     Alstom Projects India Ltd ........................              1,213             2,176
  206,800     Bharat Electronics Ltd ...........................          1,333,706         2,760,128
1,999,918     Bharat Heavy Electricals Ltd .....................          6,374,240        22,265,389
  614,892     Jyoti Structures Ltd+ ............................            878,824         1,491,913
1,208,210     MIRC Electronics Ltd .............................            689,344         1,006,290
   94,849     Siemens India Ltd ................................          1,061,014         2,231,992
   23,100     Sterlite Industries (India) Ltd ..................            788,467           709,303
                                                                       ------------      ------------
                                                                         11,126,808        30,467,191
                                                                       ------------      ------------
              ENGINEERING                                  1.89%
  320,886     ABB Ltd ..........................................          3,313,209         4,738,563
  319,149     Praj Industries Ltd ..............................            518,837           712,096
  556,050     Thermax India Ltd ................................          1,849,526         5,002,317
                                                                       ------------      ------------
                                                                          5,681,572        10,452,976
                                                                       ------------      ------------
              EXTRACTIVE INDUSTRIES                        3.84%
  424,005     Hindalco Industries Ltd ..........................          6,754,033        13,087,698
      100     National Aluminium Company Ltd ...................                180               429
  462,721     Oil and Natural Gas Corporation Ltd ..............          3,847,849         8,108,393
      600     Sesa Goa Ltd .....................................              4,568             7,785
                                                                       ------------      ------------
                                                                         10,606,630        21,204,305
                                                                       ------------      ------------
              FERTILIZERS                                  0.22%
  331,560     Indo Gulf Fertilisers Ltd ........................            224,574           820,452
      700     Nagarjuna Fertilizers and Chemicals Ltd+ .........                764               144
  500,000     Rashtriya Chemicals and Fertilizers Ltd+ .........            421,508           416,986
       50     Southern Petrochemical Industries Corporation Ltd+                 43                13
                                                                       ------------      ------------
                                                                            646,889         1,237,595
                                                                       ------------      ------------

THE INDIA FUND, INC.

Schedule of Investments (continued)                            DECEMBER 31, 2003

COMMON STOCKS (continued)

NUMBER                                                   PERCENT OF
OF SHARES     SECURITY                                   HOLDINGS          COST             VALUE
-----------------------------------------------------------------------------------------------------
              FINANCE                                     18.07%
1,834,950     Andhra Bank Ltd ..................................       $  1,304,009      $  2,163,733
      100     Bank of Baroda ...................................                229               513
  856,675     Corporation Bank .................................          3,061,141         4,674,394
1,715,158     HDFC Bank Ltd ....................................          8,177,620        13,783,292
1,593,610     Housing Development Finance Corporation Ltd ......         11,566,486        22,506,139
3,115,678     ICICI Bank Ltd ...................................          8,722,709        20,193,008
1,371,350     Industrial Development Bank of India Ltd .........          1,298,633         1,866,539
  297,946     Jammu and Kashmir Bank Ltd .......................          1,530,168         2,494,583
  657,396     Oriental Bank of Commerce ........................          2,265,597         3,694,385
  375,400     Punjab National Bank Ltd .........................          1,415,320         1,985,815
1,866,533     State Bank of India ..............................          8,053,371        22,030,203
   98,000     State Bank of India GDR ..........................          1,117,250         3,271,240
1,246,600     Vijaya Bank ......................................            822,502         1,146,189
                                                                       ------------      ------------
                                                                         49,335,035        99,810,033
                                                                       ------------      ------------
              FOOD                                         0.00%
       50     Tata Tea Ltd .....................................                179               376
      276     United Breweries Holdings Ltd+ ...................              1,110               262
      184     United Breweries Ltd+ ............................              1,118               516
                                                                       ------------      ------------
                                                                              2,407             1,154
                                                                       ------------      ------------
              HOTELS & LEISURE                             0.16%
  667,358     Hotel Leelaventure Ltd+ ..........................            519,694           909,801
       21     Indian Hotels Company Ltd ........................                343               206
                                                                       ------------      ------------
                                                                            520,037           910,007
                                                                       ------------      ------------
              HOUSEHOLD APPLIANCES                         0.30%
      400     Phil Corporation Ltd+ ............................              1,093                64
      200     Samtel Color Ltd .................................                395               270
      450     Videocon Appliances Ltd ..........................              2,629               205
      194     Videocon International Ltd .......................                174               317
  522,751     Voltas Ltd .......................................          1,335,438         1,633,275
                                                                       ------------      ------------
                                                                          1,339,729         1,634,131
                                                                       ------------      ------------

                                                            THE INDIA FUND, INC.

Schedule of Investments (continued)                            DECEMBER 31, 2003

COMMON STOCKS (continued)

NUMBER                                                   PERCENT OF
OF SHARES     SECURITY                                   HOLDINGS          COST             VALUE
-----------------------------------------------------------------------------------------------------
              MEDIA                                        0.48%
  671,200     Balaji Telefilms Ltd .............................       $  1,338,083      $  1,475,537
  464,500     ETC Networks Ltd .................................            475,881           625,611
  599,500     Pritish Nandy Communications Ltd .................          1,707,121           539,386
  250,000     Vans Information Ltd+ ............................            573,395            21,918
                                                                       ------------      ------------
                                                                          4,094,480         2,662,452
                                                                       ------------      ------------
              PETROLEUM RELATED                           19.78%
  835,553     Bharat Petroleum Corporation Ltd .................          4,645,244         8,245,649
  689,800     Bongaigaon Refinery & Petrochemicals Ltd .........            730,886         1,360,701
    2,700     Chennai Petroleum Corporation Ltd ................              3,200             5,365
  591,408     Finolex Industries Ltd ...........................            827,475         1,065,507
1,131,628     Hindustan Petroleum Corporation Ltd ..............          4,868,920        10,851,227
1,399,390     Indian Oil Corporation Ltd .......................          5,493,969        14,015,370
      300     Indian Petrochemicals Corporation Ltd ............                637             1,485
   80,800     Niko Resources Ltd ADR ...........................          1,314,053         1,688,801
5,732,738     Reliance Industries Ltd ..........................         30,550,430        71,996,907
                                                                       ------------      ------------
                                                                         48,434,814       109,231,012
                                                                       ------------      ------------
              PHARMACEUTICALS                              8.38%
  410,308     Dr. Reddy's Laboratories Ltd .....................          3,813,804        12,842,528
  106,805     Glaxosmithkline Pharmaceuticals Ltd ..............            673,608         1,346,153
      100     IPCA Laboratories Ltd ............................                309             1,379
   67,342     Lupin Ltd ........................................            799,300         1,030,240
  138,600     Matrix Laboratories Ltd ..........................          1,580,880         4,758,878
      219     Nicholas Piramal Ltd .............................              1,927             3,911
      100     Orchid Chemicals & Pharmaceuticals Ltd ...........                339               566
   42,500     Pfizer Ltd .......................................            410,990           499,660
  838,683     Ranbaxy Laboratories Ltd .........................         13,111,988        20,187,215
  229,600     Sun Pharmaceutical Industries Ltd ................            457,239         2,995,997
  165,500     Wockhardt Ltd ....................................          2,024,507         2,613,177
                                                                       ------------      ------------
                                                                         22,874,891        46,279,704
                                                                       ------------      ------------

THE INDIA FUND, INC.

Schedule of Investments (continued)                            DECEMBER 31, 2003

COMMON STOCKS (continued)

NUMBER                                                   PERCENT OF
OF SHARES     SECURITY                                   HOLDINGS          COST             VALUE
-----------------------------------------------------------------------------------------------------
              RETAIL STORES                                0.16%
  143,115     Trent Ltd ........................................       $    481,085      $    859,945
                                                                       ------------      ------------
                                                                            481,085           859,945
                                                                       ------------      ------------
              STEEL                                        2.40%
  530,461     Monnet Ispat Ltd .................................          1,104,981         1,267,875
1,229,316     Tata Iron and Steel Company Ltd ..................          3,704,342        11,964,444
                                                                       ------------      ------------
                                                                          4,809,323        13,232,319
                                                                       ------------      ------------
              TELECOMMUNICATIONS                           1.27%
3,047,500     Bharti Tele-Ventures Ltd+ ........................          5,398,527         7,020,104
      300     Mahanagar Telephone Nigam Ltd ....................                763               906
                                                                       ------------      ------------
                                                                          5,399,290         7,021,010
                                                                       ------------      ------------
              TELECOMMUNICATIONS EQUIPMENT                 0.00%
      100     Himachal Futuristic Communications Ltd+ ..........                168                49
        1     Shyam Telecom Ltd+ ...............................                 14                 1
                                                                       ------------      ------------
                                                                                182                50
                                                                       ------------      ------------
              TEXTILES - COTTON                            0.27%
       36     Arvind Mills Ltd+ ................................                133                52
  197,500     Bombay Dyeing and Manufacturing Company Ltd ......            647,040           650,397
  217,400     Mahavir Spinning Mills Ltd .......................            823,672           818,854
                                                                       ------------      ------------
                                                                          1,470,845         1,469,303
                                                                       ------------      ------------
              TRANSPORTATION                               1.50%
  526,851     Container Corporation of India Ltd ...............          2,939,179         7,684,230
  102,221     Mercator Lines Ltd ...............................            468,196           576,358
      100     South East Asia Marine Engineering and
              Construction Ltd+ ................................                308               124
                                                                       ------------      ------------
                                                                          3,407,683         8,260,712
                                                                       ------------      ------------

                                                            THE INDIA FUND, INC.

Schedule of Investments (continued)                            DECEMBER 31, 2003

COMMON STOCKS (continued)

NUMBER                                                   PERCENT OF
OF SHARES     SECURITY                                   HOLDINGS          COST             VALUE
-----------------------------------------------------------------------------------------------------
              VEHICLE COMPONENTS                           0.15%
      125     FAG Bearings (India) Ltd .........................       $        335      $        349
  118,000     Swaraj Engines Ltd ...............................          1,298,970           814,814
                                                                       ------------      ------------
                                                                          1,299,305           815,163
                                                                       ------------      ------------
              VEHICLES                                     7.43%
1,354,240     Ashok Leyland Ltd ................................          3,023,621         8,717,595
  360,851     Bajaj Auto Ltd ...................................          4,069,717         8,995,373
  540,187     Hero Honda Motors Ltd ............................          2,312,648         5,314,256
  116,700     Mahindra & Mahindra Ltd ..........................            904,295           995,115
  334,200     Omax Autos Ltd ...................................            498,093           826,252
1,631,658     Tata Motors Ltd ..................................          4,210,436        16,175,319
       27     Tata Motors Ltd - Warrants Expire 9/30/04+ .......                  0               191
                                                                       ------------      ------------
                                                                         15,018,810        41,024,101
                                                                       ------------      ------------
              TOTAL COMMON STOCKS ..............................        261,585,024       549,370,176
                                                                       ------------      ------------

PREFERRED STOCK (0.00% of holdings)
              ENGINEERING                                  0.00%
1,248,400     Thermax India Ltd Preference Shares+ .............                  0            23,942
                                                                       ------------      ------------
                                                                                  0            23,942
                                                                       ------------      ------------
              PHARMACEUTICALS                              0.00%
      800     Sun Pharmaceutical Industries Ltd
                 Preference Shares+ ............................                 23                21
                                                                       ------------      ------------
                                                                                 23                21
                                                                       ------------      ------------
              TOTAL PREFERRED STOCK ............................                 23            23,963
                                                                       ------------      ------------

THE INDIA FUND, INC.

Schedule of Investments (concluded)                            DECEMBER 31, 2003

INDIAN BONDS (0.00% of holdings)

PAR VALUE                                                  PERCENT OF
(000)         SECURITY                                     HOLDINGS        COST              VALUE
-----------------------------------------------------------------------------------------------------
              CONSUMER NON-DURABLES                        0.00%
  INR 183     Hindustan Lever Ltd NCD 9.00%, 01/01/05 ..........       $      4,116      $      4,111
                                                                       ------------      ------------
                                                                              4,116             4,111
                                                                       ------------      ------------
              TOTAL INDIAN BONDS ...............................              4,116             4,111
                                                                       ------------      ------------
BONDS (0.51% of holdings)
              CEMENT                                       0.19%
      785     Gujarat Ambuja Cements Ltd 1.00%, 01/30/06 .......            965,319         1,044,050
                                                                       ------------      ------------
                                                                            965,319         1,044,050
                                                                       ------------      ------------
              VEHICLES                                     0.32%
    1,017     Tata Motors Ltd 1.00%, 07/31/08 ..................          1,475,118         1,753,054
                                                                       ------------      ------------
                                                                          1,475,118         1,753,054
                                                                       ------------      ------------
              TOTAL BONDS ......................................          2,440,437         2,797,104
                                                                       ------------      ------------
              TOTAL INDIA ......................................        264,029,600       552,195,354
                                                                       ------------      ------------
              TOTAL INVESTMENTS** .......................100.00%       $264,029,600      $552,195,354
                                                                       ============      ============

------------
FOOTNOTES AND ABBREVIATIONS
                 ADR - American Depository Receipts
                 GDR - Global Depository Receipts
                 INR - Indian Rupee
                 NCD - Non Convertible Debenture
               + Non-income producing security.
               * At fair value as determined under the supervision of the Board of Directors.
              ** Aggregate cost for Federal income tax purposes is $265,434,722.
                 The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
                         Excess of value over tax cost             $289,078,474
                         Excess of tax cost over value               (2,317,842)
                                                                   ------------
                                                                   $286,760,632
                                                                   ============

See accompanying notes to financial statements.

                                                                         THE INDIA FUND, INC.

Statement of Assets and Liabilities                                         DECEMBER 31, 2003

ASSETS
Investments, at value  (Cost $264,029,600) ..................................    $552,195,354
Cash (including Indian Rupees of $4,183,059 with a cost of $4,186,651) ......       7,638,012
Receivables:
     Dividends and reclaims net of excess taxes withheld ....................         691,576
     Interest (net of withholding tax of $22) ...............................          12,221
     Securities sold ........................................................         291,716
Prepaid expenses ............................................................         124,355
                                                                                 ------------
                  TOTAL ASSETS ..............................................     560,953,234
                                                                                 ------------
LIABILITIES
Distribution payable ........................................................       3,046,584
Due to Investment Manager ...................................................         476,908
Accrued Custodian fees ......................................................         321,479
Due to Administrator ........................................................          90,491
Accrued expenses ............................................................         206,431
                                                                                 ------------
                  TOTAL LIABILITIES .........................................       4,141,893
                                                                                 ------------
                  NET ASSETS ................................................    $556,811,341
                                                                                 ============

                  NET ASSET VALUE PER SHARE ($556,811,341/23,435,265
                  SHARES ISSUED AND OUTSTANDING) ............................    $      23.76
                                                                                 ============

NET ASSETS CONSIST OF:
Capital stock, $0.001 par value; 34,007,133 shares issued
     (100,000,000 shares authorized) ........................................    $     34,007
Paid-in capital .............................................................     460,635,809
Cost of 10,571,868 shares repurchased .......................................    (147,308,242)
Overdistribution of net investment income ...................................        (258,199)
Accumulated net realized loss on investments ................................     (44,359,297)
Net unrealized appreciation in value of investments, foreign currency holdings and on translation of other assets and liabilities
   denominated in foreign currency ..........................................     288,067,263
                                                                                 ------------
                  NET ASSETS ................................................    $556,811,341
                                                                                 ============

See accompanying notes to financial statements.

THE INDIA FUND, INC.

                                                                                  FOR THE YEAR ENDED
Statement of Operations                                                            DECEMBER 31, 2003

INVESTMENT INCOME
Dividends (net of Indian taxes withheld of $71,238) .................................   $  9,934,643
                                                                                        ------------
                  TOTAL INVESTMENT INCOME ...........................................      9,934,643
                                                                                        ------------
EXPENSES
Management fees .........................................................  $4,395,688
Custodian fees ..........................................................     840,492
Administration fees .....................................................     826,029
Audit and tax fees ......................................................     239,601
Legal fees ..............................................................     216,799
Insurance ...............................................................     180,060
Transfer agent fees .....................................................     159,702
Printing ................................................................      55,001
Directors' fees .........................................................      45,898
NYSE fees ...............................................................      31,500
ICI fees ................................................................      12,334
Miscellaneous expenses ..................................................      48,531
                                                                            ---------
                  TOTAL EXPENSES ....................................................      7,051,635
                                                                                        ------------
                  NET INVESTMENT INCOME .............................................      2,883,008
                                                                                        ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FOREIGN CURRENCY HOLDINGS AND
TRANSLATION OF OTHER ASSETS AND LIABILITIES DENOMINATED IN FOREIGN CURRENCY:
Net realized gain on:
     Security transactions ..........................................................     39,666,526
     Foreign currency related transactions ..........................................        183,331
                                                                                        ------------
                                                                                          39,849,857
Netchange in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets and liabilities denominated in
   foreign currency .................................................................    237,954,482
                                                                                        ------------
Net realized and unrealized gain on investments, foreign currency holdings and
   translation of other assets and liabilities denominated in foreign currency ......    277,804,339
                                                                                        ------------

Net increase in net assets resulting from operations ................................   $280,687,347
                                                                                        ============

See accompanying notes to financial statements.

                                                                                                THE INDIA FUND, INC.

Statements of Changes in Net Assets

                                                                             FOR THE YEAR            FOR THE YEAR
                                                                                 ENDED                   ENDED
                                                                           DECEMBER 31, 2003       DECEMBER 31, 2002
--------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
Net investment income ....................................................    $  2,883,008            $  2,370,803

Net realized gain (loss) on investments and foreign currency
     related transactions ................................................      39,849,857             (12,691,975)

Net change in unrealized appreciation in value of investments, foreign currency holdings and translation of other assets
     and liabilities denominated in foreign currency .....................     237,954,482              31,237,020
                                                                              ------------            ------------
Net increase in net assets resulting from operations .....................     280,687,347              20,915,848
                                                                              ------------            ------------
DISTRIBUTION TO SHAREHOLDERS
Net investment income ($0.13 and $0.085 per share respectively) ..........      (3,046,584)             (2,343,527)
                                                                              ------------            ------------
Decrease in net assets resulting from distributions ......................      (3,046,584)             (2,343,527)
                                                                              ------------            ------------
CAPITAL SHARE TRANSACTIONS
Shares repurchased under Stock Repurchase Plan
     (89,000 shares for year ended December 31, 2002) ....................              --                (920,118)
Shares repurchased under Tender Offer
     (3,063,433 shares for year ended December 31, 2002),
     including expenses of $70,586 and $97,512 respectively ..............         (70,586)            (33,305,126)
Shares repurchased under Repurchase Offer
     (4,135,635 shares) (net of repurchase fee of $1,459,052)
     including expenses of $103,667 ......................................     (71,597,216)                     --
                                                                              ------------            ------------
Net decrease in net assets resulting from capital share transactions .....     (71,667,802)            (34,225,244)
                                                                              ------------            ------------
Total increase (decrease) in net assets ..................................     205,972,961             (15,652,923)

NET ASSETS
Beginning of year ........................................................     350,838,380             366,491,303
                                                                              ------------            ------------
End of year ..............................................................    $556,811,341            $350,838,380
                                                                              ============            ============

See accompanying notes to financial statements.

THE INDIA FUND, INC.


Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD


                                                  FOR THE YEAR     FOR THE YEAR      FOR THE YEAR     FOR THE YEAR     FOR THE YEAR
                                                     ENDED            ENDED             ENDED            ENDED            ENDED
                                                 DEC. 31, 2003    DEC. 31, 2002     DEC. 31, 2001    DEC. 31, 2000    DEC. 31, 1999
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, BEGINNING OF YEAR ..........       $  12.72         $  11.93          $  16.18         $  23.21         $   8.85
                                                    --------         --------          --------         --------         --------
Net investment income (loss) ................           0.11+            0.09              0.07            (0.16)           (0.10)
Net realized and unrealized gain (loss)
   on investments, foreign currency
   holdings, and translation of other
   assets and liabilities denominated
   in foreign currency ......................          11.00+            0.76             (4.29)           (7.27)           14.36
                                                    --------         --------          --------         --------         --------
Net increase (decrease) from
   investment operations ....................          11.11             0.85             (4.22)           (7.43)           14.26
                                                    --------         --------          --------         --------         --------
Less: Dividends and Distributions
   Dividends from net investment
     income .................................          (0.13)           (0.09)            (0.07)              --               --
                                                    --------         --------          --------         --------         --------
Total dividends and distributions ...........          (0.13)           (0.09)            (0.07)              --               --
                                                    --------         --------          --------         --------         --------
Capital share transactions
Anti-dilutive effect of Share
   Repurchase Program .......................           0.06             0.01              0.04             0.40             0.10
Anti-dilutive effect of Tender Offer ........             --             0.02                --               --               --
                                                    --------         --------          --------         --------         --------
Total capital share transactions ............           0.06             0.03              0.04             0.40             0.10
                                                    --------         --------          --------         --------         --------
Net asset value, end of year ................       $  23.76         $  12.72          $  11.93         $  16.18         $  23.21
                                                    ========         ========          ========         ========         ========
Per share market value, end of year .........       $25.2000         $10.5900          $ 9.5000         $12.0625         $16.7500

TOTAL INVESTMENT RETURN BASED
   ON MARKET VALUE* .........................         139.04%           12.36%           (20.69)%         (27.99)%         165.35%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000s) .........       $556,811         $350,838          $366,491         $504,769         $768,948
Ratios of expenses to average
   net assets ...............................           1.76%            1.73%             1.70%            1.59%            1.84%
Ratios of net investment income
   (loss) to average net assets .............           0.72%            0.65%             0.57%           (0.75)%          (0.68)%
Portfolio turnover ..........................          33.89%           39.36%            16.06%           19.24%           18.65%

See accompanying notes to financial statements.

                                                            THE INDIA FUND, INC.


Financial Highlights (concluded)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges and is not annualized.

+ Based on average shares outstanding.


See accompanying notes to financial statements.

THE INDIA FUND, INC.


Notes to Financial Statements                                  DECEMBER 31, 2003


NOTE A: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The India Fund, Inc. (the "Fund") was incorporated in Maryland on December 27, 1993, and commenced operations on February 23, 1994. The Fund operates through a branch in the Republic of Mauritius. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SIGNIFICANT ACCOUNTING POLICIES ARE AS FOLLOWS:

PORTFOLIO VALUATION. Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at:

     (i) the last sales price prior to the time of determination, if there was a sale on the date of determination,

     (ii) at the mean between the last current bid and asked prices, if there was no sales price on such date and bid and asked quotations are available, and

     (iii) at the bid price if there was no sales price on such date and only bid quotations are available.

Securities that are traded over-the-counter are valued, if bid and asked quotations are available, at the mean between the current bid and asked prices. Securities for which sales prices and bid and asked quotations are not available on the date of determination may be valued at the most recently available prices or quotations under policies adopted by the Board of Directors. Investments in short-term debt securities having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which market values are not readily ascertainable, which totaled $111,452 (0.02% of net assets) at December 31, 2003, are carried at fair value as determined in good faith by or under the supervision of the Board of Directors. The net asset value per share of the Fund is calculated weekly and at the end of each month.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax reporting purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date or, using reasonable diligence, when known. The collectibility of income receivable from Indian securities is evaluated periodically, and any resulting allowances for uncollectible amounts are reflected currently in the determination of investment income.

                                                            THE INDIA FUND, INC.

Notes to Financial Statements (continued)                      DECEMBER 31, 2003


TAX STATUS. No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders that will be sufficient to relieve it from all or substantially all Federal income and excise taxes.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the year ended December 31, 2003:

Ordinary income ...............................................   $   3,046,584
                                                                  =============

At December 31, 2003, the components of net assets (excluding paid in capital) on a tax basis were as follows:

Overdistribution of Ordinary Income ............  $    (214,070)
Plus/Less: Cumulative Timing Differences .......        (44,129)
                                                  -------------
Overdistribution of net investment income .....................   $    (258,199)
                                                                  -------------
Tax basis capital loss carryover ...............  $ (42,954,175)
Plus/Less: Cumulative Timing Differences .......     (1,405,122)
                                                  -------------
Accumulated net realized loss on investments ..................     (44,359,297)
                                                                  -------------
Book unrealized foreign exchange loss .........................         (98,491)
                                                                  -------------
Tax unrealized appreciation ....................  $ 286,760,632
Plus/Less: Cumulative Timing Differences .......      1,405,122
                                                  -------------
Unrealized appreciation .......................................     288,165,754
                                                                  -------------
Net assets (excluding paid in capital) ........................   $ 243,449,767
                                                                  =============

The differences between book and tax basis unrealized appreciation is primarily attributable to wash sales and a dividend overdistribution. The cumulative timing difference for the capital loss carryover is due to Post October Losses.

Net Asset Value ...............................................   $ 556,811,341
Paid in Capital ...............................................    (313,361,574)
                                                                  -------------
Net assets (excluding paid in capital) ........................   $ 243,449,767
                                                                  =============

THE INDIA FUND, INC.


Notes to Financial Statements (continued)                      DECEMBER 31, 2003


At December 31, 2003, the Fund had a capital loss carryover of $42,954,175 which is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. Of the aggregate capital losses, $11,095,634 will expire in 2006, $20,935,877 will expire in 2009 and $10,922,664 will expire in 2010. During the year ended December 31, 2003, the Fund utilized $33,704,004 of prior year capital loss carryforwards.

The Fund's realized foreign exchange losses incurred after October 31, 2003, but before December 31, 2003, are deemed to arise on the first business day of the following year. The Fund incurred and elected to defer such realized foreign exchange losses of $44,129.

During the period ended December 31, 2003, the Fund reclassified $183,331 from accumulated net realized loss on investments to overdistribution of net investment income as a result of permanent book and tax differences relating primarily to realized foreign currency gains. Net investment income and net assets were not affected by the reclassifications.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, assets and liabilities at the prevailing rates of exchange on the valuation date; and

     (ii) purchases and sales of investment securities and investment income at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund generally does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign currency rates when determining the gain or loss upon the sale of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign currency gains or losses for federal income tax purposes. The Fund reports certain realized foreign exchange gains and losses as components of realized gains and losses for financial reporting purposes, whereas such amounts are treated as ordinary income for Federal income tax reporting purposes.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in foreign exchange. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, and the fact that foreign securities markets may be smaller and have less developed and less reliable settlement and share registration procedures.

                                                            THE INDIA FUND, INC.


Notes to Financial Statements (continued)                      DECEMBER 31, 2003


DISTRIBUTION OF INCOME AND GAINS. The Fund intends to distribute annually to shareholders, substantially all of its net investment income, including foreign currency gains, and to distribute annually any net realized gains after the utilization of available capital loss carryovers. An additional distribution may be made to the extent necessary to avoid payment of a 4% Federal excise tax.

Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and net realized capital gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of additional paid-in capital.

NOTE B: MANAGEMENT, INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Advantage Advisers, Inc. ("Advantage"), a subsidiary of Oppenheimer Asset Management Inc. ("OAM") and an affiliate of Oppenheimer & Co. Inc.
("Oppenheimer"), serves as the Fund's Investment Manager (the "Investment Manager") under the terms of a management agreement dated June 5, 2003 (the "Management Agreement"). Prior to September 2003, Oppenheimer was called Fahnestock & Co. Inc. Imperial Investment Advisors Private Limited ("Imperial"), an Indian company and subsidiary of Oppenheimer and Advantage India, Inc., serves as the Fund's Country Adviser (the "Country Adviser") under the terms of an advisory agreement dated June 5, 2003 (the "Country Advisory Agreement"). From August 1, 2001 to April 30, 2002, Advantage India, Inc. served as the
Fund's Country Adviser under similar terms. Pursuant to the Management Agreement, the Investment Manager supervises the Fund's investment program and is responsible on a day-to-day basis for investing the Fund's portfolio in accordance with its investment objective and policies. Pursuant to the Country Advisory Agreement, the Country Adviser provides statistical and factual information and research regarding economic, political factors and investment opportunities in India to the Investment Manager. For their services, the Investment Manager receives monthly fees at an annual rate of 1.10% of the Fund's average weekly net assets and the Country Adviser receives from the Investment Manager a fee to be agreed upon by the Investment Manager and the Country Adviser from time to time. For the year ended December 31, 2003, fees earned by the Investment Manager amounted to $4,395,688.

Oppenheimer, a registered investment advisor and an indirect wholly-owned subsidiary of Oppenheimer Holdings Inc., serves as the Fund's Administrator (the "Administrator") pursuant to an administration agreement dated June 4, 2003. Prior to September 2003, Oppenheimer Holdings Inc. was called Fahnestock Viner Holdings Inc. The Administrator provides certain administrative services

THE INDIA FUND, INC.


Notes to Financial Statements (continued)                      DECEMBER 31, 2003


to the Fund. For its services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. For the year ended December 31, 2003, administration fees amounted to $799,216 (Prior to June 4, 2003, administration fees were paid to CIBC World Markets Corp.). The Administrator subcontracts certain of these services to PFPC, Inc. In addition, Multiconsult Ltd. (the "Mauritius Administrator") provides certain administrative services relating to the operation and maintenance of the Fund in Mauritius. The Mauritius Administrator receives a monthly fee of $1,500 and is reimbursed for certain additional expenses. For the year ended December 31, 2003, fees and expenses of the Mauritius Administrator amounted to $26,813.

On December 10, 2002, Canadian Imperial Bank of Commerce, CIBC World Markets Corp. ("CIBC WM"), Fahnestock & Co. Inc. ("Fahnestock") and Fahnestock Viner Holdings Inc. ("FVH") announced that Fahnestock and FVH had agreed to acquire the U.S. brokerage and asset management businesses of CIBC WM, including Advantage and Imperial. The acquisition of the U.S. brokerage business closed on January 3, 2003. As required under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's then-existing Management Agreement and Country Advisory Agreement provided for their automatic termination in the event of their "assignment" as defined in the 1940 Act. Consummation of the acquisition by Fahnestock and FVH of the asset management business of CIBC WM constituted an assignment of the Fund's then existing Management Agreement and Country Advisory Agreement. At a meeting on January 17, 2003, the Board of Directors of the Fund, including a majority of the independent Directors, approved a new investment management agreement between the Fund and Advantage and a new Country Advisory Agreement between Advantage and Imperial. The acquisition by Fahnestock and FVH of CIBC WM's U.S. asset management business was completed on June 4, 2003. In connection with the June 4, 2003 acquisition, a new investment management agreement and country advisory agreement dated June 4, 2003 was executed, having been previously approved by the Board of Directors of the Fund, including a majority of the independent Directors at a special meeting held on January 17, 2003 and by the stockholders of the Fund at the Fund's April 23, 2003 annual meeting of stockholders, as required by the 1940 Act.

In September 2003, Fahnestock & Co. Inc. changed its name to Oppenheimer & Co. Inc. and Fahnestock Viner Holdings Inc. changed its name to Oppenheimer Holdings Inc.

The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager, the Country Adviser or the Administrator or any affiliate thereof an annual fee of $5,000 plus up to $700 for each Board of Directors meeting attended. In addition, the Fund reimburses all directors for travel and out-of-pocket expenses incurred in connection with Board of Directors meetings.

NOTE C: PORTFOLIO ACTIVITY

Purchases and sales of securities, other than short-term obligations, aggregated $133,147,316 and $203,446,869 respectively, for the year ended December 31, 2003.

                                                            THE INDIA FUND, INC.


Notes to Financial Statements (continued)                      DECEMBER 31, 2003


NOTE D: FOREIGN INCOME TAX

The Fund conducts its investment activities in India as a tax resident of Mauritius and expects to obtain benefits under the double taxation treaty between Mauritius and India (the "tax treaty" or "treaty"). To obtain benefits under the double taxation treaty, the Fund must meet certain tests and conditions, including the establishment of Mauritius tax residence and related requirements. The Fund has obtained a certificate from the Mauritian authorities that it is a resident of Mauritius under the double taxation treaty between Mauritius and India. Under current regulations, a fund which is a tax resident in Mauritius under the treaty, but has no branch or permanent establishment in India, will not be subject to capital gains tax in India on the sale of securities but is subject to a 15% withholding tax on dividends declared, distributed or paid by an Indian company prior to June 1, 1997 and after March 31, 2002. During the period June 1, 1997 through March 31, 2002, and subsequent to March 31, 2003, dividend income from domestic companies was exempt from Indian income tax. For the period from April 1, 2002 through March 31, 2003, dividend income from domestic companies was subject to a 15% withholding tax. Effective April 1, 2003, dividend income from domestic companies is exempt from Indian tax. The Fund is subject to and accrues Indian withholding tax on interest earned on Indian securities at the rate of 20.5% effective April 1, 2003, 21% between April 1, 2002 and April 1, 2003, and 20% prior to April 1, 2002.

The Fund will, in any year that it has taxable income for Mauritius tax purposes, elect to pay tax on its net income for Mauritius tax purposes at any rate between 0% and 35%.

In March 2000, the Indian tax authorities issued an assessment order ("March 2000 Assessment Order") with respect to the Fund's Indian income tax return filed for the fiscal year ended March 31, 1997 which denied the benefits of the tax treaty between India and Mauritius. In the March 2000 Assessment Order, the Indian tax authorities held that the Fund is not a resident of Mauritius and assessed tax on the dividend income for the year ended March 31, 1997 at the rate of 20%, instead of the 15% rate claimed by the Fund under the tax treaty between India and Mauritius. Similar assessment orders were issued to several other mutual fund companies relying on the tax treaty between India and Mauritius. On April 13, 2000, the Central Board of Direct Taxes ("CBDT") of the Ministry of Finance in India issued a circular ("Circular 789") "clarifying" its position on Indian taxation under the tax treaty between India and Mauritius that, wherever a certificate of residence is issued by the Mauritian authorities, such certificate will constitute sufficient evidence for accepting the status of residence as well as beneficial ownership for applying the tax treaty between India and Mauritius. The Fund, relying on Circular 789 and in absence of a rectification order from the assessing officer, filed an appeal against the March 2000 Assessment Order with the Indian tax authorities. There have been several hearings and the Fund is awaiting an appellate judgment. On October 7, 2003, the Indian Supreme Court upheld Circular 789 and the Fund's right to take advantage of the tax treaty between India and Mauritius.

THE INDIA FUND, INC.


Notes to Financial Statements (continued)                      DECEMBER 31, 2003


The Fund continues to: (i) comply with the requirements of the tax treaty between India and Mauritius; (ii) be a tax resident of Mauritius; and (iii) maintain that its central management and control resides in Mauritius and therefore management believes that the Fund will be able to obtain the benefits of the tax treaty between India and Mauritius. Accordingly, no provision for Indian income taxes has been made in accompanying financial statements of the Fund. Although the Fund expects to obtain the benefits of the treaty for the tax year ended March 31, 1997, the Fund has not yet received notification of a repeal of the assessment order issued.

The foregoing is based upon current interpretation and practice and is subject to future changes in Indian or Mauritian tax laws and in the treaty between India and Mauritius.

NOTE E: CAPITAL STOCK

During the year ended December 31, 2002, the Fund purchased 89,000 shares of capital stock on the open market at a total cost of $920,118. The weighted average discount of these purchases, comparing the purchase price to the net asset value at the time of purchase, was 17.29%. These shares were purchased pursuant to the Fund's Stock Repurchase Plan previously approved by the Fund's Board of Directors authorizing the Fund to purchase up to 4,000,000 shares of its capital stock on the open market. At a meeting of the Fund's Board of Directors held May 8, 2003, the Board suspended the Fund's Stock Repurchase Plan.

At a meeting of the Board of Directors held on January 29, 2002, the Board of Directors approved a tender offer. Pursuant to the tender offer, the Fund offered to purchase up to 10% of the Fund's outstanding shares of common stock for cash at a price equal to 95% of the Fund's net asset value per share as of the closing date. The tender offer commenced on August 30, 2002 and expired on September 27, 2002. In connection with the tender offer, the Fund purchased
3,063,433 shares of capital stock at a total cost of $33,375,712, including expenses of $168,098.

In February 2003, the Board of Directors approved, subject to stockholder approval, a fundamental policy whereby the Fund would adopt an "interval fund" structure pursuant to Rule 23c-3 under the Investment Company Act of 1940. Stockholders of the Fund were to approve the policy at the Annual Meeting of Stockholders held on April 23, 2003, however the proposal was adjourned and later approved on April 30, 2003. As an interval fund, the Fund makes semi-annual repurchase offers at net asset value (less a 2% repurchase fee) to all Fund stockholders. The percentage of outstanding shares that the Fund can repurchase in each offer is established by the Fund's Board of Directors shortly before the commencement of each semi-annual offer, and is between 5% and 25% of the Fund's then-outstanding shares.

                                                            THE INDIA FUND, INC.


Notes to Financial Statements (concluded)                      DECEMBER 31, 2003


During the year ended December 31, 2003, the Fund completed one semi-annual repurchase offer. On August 22, 2003, the Fund offered to repurchase up to 15% of its issued and outstanding shares of common stock. The repurchase offer expired on September 12, 2003, and the shares were repurchased at the NAV at the close of regular trading on the New York Stock Exchange on September 26, 2003, less a repurchase fee of 2% of the NAV per share. Prior to the expiration of the Fund's repurchase offer, 17,530,127.5345 shares were validly tendered and not withdrawn. The final pro-ration calculations resulted in 139,149 odd lot shares and 3,996,486 non-odd lot shares validly tendered. Under the final pro-ration, 22.97983% of the non-odd lot shares tendered were accepted for payment. The shares accepted for tender (4,135,635 shares representing 15%) received cash at a repurchase offer price of $17.2872, which was equal to the Fund's net asset value of $17.64 as of September 26, 2003, less a repurchase fee of $0.3528 per share, for a total cost to the Fund of $71,597,216, net of repurchase fee of $1,459,052, and including expenses of $103,667.

NOTE F: CONCENTRATION OF RISKS

At December 31, 2003, substantially all of the Fund's net assets were invested in Indian securities. The Indian securities markets are among other things substantially smaller, less developed, less liquid, subject to less regulation and more volatile than the securities markets in the United States. Consequently, and as further discussed above, acquisitions and dispositions of securities by the Fund involve special risks and considerations not present with respect to U.S. securities. At December 31, 2003, the Fund has a concentration of its investment in computer, finance, and petroleum related industries. The values of such investments may be affected by changes in such industry sectors.

NOTE G: OTHER

On October 29, 2003, the Board of Directors elected Lawrence K. Becker to serve as a non-interested Director and as a member of the Fund's Audit Committee and to function as the Audit Committee's "financial expert" for purposes of the U.S. securities laws, including the Sarbanes-Oxley Act of 2002.

THE INDIA FUND, INC.


Report of Independent Auditors

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE INDIA FUND, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The India Fund, Inc. (the "Fund") at December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
February 19, 2004

                                                            THE INDIA FUND, INC.

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of The India Fund, Inc. (the "Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and executive officers of the Fund is set forth below.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                             IN FUND
                                                                                             COMPLEX
                                                 TERM OF                                    OVERSEEN BY              OTHER
                                POSITION       OFFICE 1 AND                                  DIRECTOR            TRUSTEESHIPS/
                                  WITH           LENGTH OF    PRINCIPAL OCCUPATION(S)       (INCLUDING           DIRECTORSHIPS
  NAME, ADDRESS AND AGE          FUND 1         TIME SERVED     DURING PAST 5 YEARS          THE FUND)         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Lawrence K. Becker             Director,        Since 2003    Treasurer of the France            11       None
                               Member of                      Growth Fund, Inc. (February
8039 Harbor View Terrace       the Audit and                  2004-Present); Private
Brooklyn, NY 11209             Nominating                     Investor, Real Estate
                               Committees,                    Investment Management
Age: 48                        Class I                        (July 2003-Present); Vice
                                                              President -  Controller/
                                                              Treasurer, National
                                                              Financial Partners
                                                              (2000-2003); Managing
                                                              Director - Controller/
                                                              Treasurer, Oppenheimer
                                                              Capital - PIMCO
                                                              (1981-2000).
------------------------------------------------------------------------------------------------------------------------------------
Leslie H. Gelb                 Director and     Since 1994    President Emeritus, The             2       Britannica.com; Director
                               Member of                      Council on Foreign                          of 31 registered
The Council on Foreign         the Audit and                  Relations (2003-Present);                   investment companies
Relations                      Nominating                     President, The Council on                   advised by Salomon
58 East 68th Street            Committees,                    Foreign Relations                           Brothers Asset Management
New York, NY 10021             Class II                       (1993-2003); Columnist                      ("SBAM").
                                                              (1991-1993), Deputy
Age: 66                                                       Editorial Page Editor
                                                              (1985-1990) and Editor,
                                                              Op-Ed Page (1988-1990),
                                                              THE NEW YORK TIMES.
------------------------------------------------------------------------------------------------------------------------------------
J. Marc Hardy                  Director and     Since 2002    Managing Director,                  1       None
                               Member of the                  Mainstream Ltd.
De Chazal De Mee Building 10   Nominating                     (independent financial
Frere Felix de Valois Street   Committee,                     advisor) and Value
Port Louis, Mauritius          Class III                      Investors Ltd. (private
                                                              investment company).
Age: 49
------------------------------------------------------------------------------------------------------------------------------------

THE INDIA FUND, INC.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                             IN FUND
                                                                                             COMPLEX
                                                 TERM OF                                    OVERSEEN BY              OTHER
                                POSITION       OFFICE 1 AND                                  DIRECTOR            TRUSTEESHIPS/
                                  WITH           LENGTH OF    PRINCIPAL OCCUPATION(S)       (INCLUDING           DIRECTORSHIPS
  NAME, ADDRESS AND AGE          FUND 1         TIME SERVED     DURING PAST 5 YEARS          THE FUND)         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                       DISINTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Luis F. Rubio                  Director and     Since 1999    President, Centro de               11       None
                               Member of                      Investigacion para el
Jaime Balmes No. 11, D-2       the Audit and                  Desarrollo, A.C. (Center of
Los Morales Polanco            Nominating                     Research for Development)
Mexico, D.F. 11510             Committees,                    (2002-Present); Director
                               Class II                       General, Centro de
Age: 48                                                       Investigacion para el
                                                              Desarrollo, A.C. (Center of
                                                              Research for Development)
                                                              (1984-2002); frequent
                                                              contributor of op-ed pieces
                                                              to THE LOS ANGELES TIMES
                                                              and THE WALL STREET
                                                              JOURNAL.
------------------------------------------------------------------------------------------------------------------------------------
Jeswald W. Salacuse            Director,        Since 1993    Henry J. Braker Professor           2       Director of 31 registered
                               Member of                      of Commercial Law, The                      investment companies
The Fletcher School of Law &   the Audit                      Fletcher School of Law &                    advised by SBAM.
Diplomacy                      Committee                      Diplomacy (1986-Present);
Packard Avenue at Tufts        and Chairman                   Dean, The Fletcher School
University,                    of the                         of Law & Diplomacy, Tufts
Medford, MA 02155              Nominating                     University (1986-1994).
                               Committee,
Age: 66                        Class I
------------------------------------------------------------------------------------------------------------------------------------
Gabriel Seeyave                Director and     Since 1994    Tax Advisor; formerly               1       Director, The United
                               Member of the                  Partner, De Chazal De Mee &                 Basalt Products Limited.
De Chazal De Mee Building 10   Nominating                     Co. (chartered
Frere Felix de Valois Street   Committee,                     accountants).
Port Louis, Mauritius          Class II

Age: 72
------------------------------------------------------------------------------------------------------------------------------------

                                                            THE INDIA FUND, INC.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                             IN FUND
                                                                                             COMPLEX
                                                 TERM OF                                    OVERSEEN BY              OTHER
                                POSITION       OFFICE 1 AND                                  DIRECTOR            TRUSTEESHIPS/
                                  WITH           LENGTH OF    PRINCIPAL OCCUPATION(S)       (INCLUDING           DIRECTORSHIPS
  NAME, ADDRESS AND AGE          FUND 1         TIME SERVED     DURING PAST 5 YEARS          THE FUND)         HELD BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Bryan McKigney                 President,       Since 1999    Managing Director,                  2       None
                               Director and                   Oppenheimer Asset
90 Broad Street                Chairman of                    Management (June
New York, NY 10004             the Board                      2003-Present); Managing
                               Class III                      Director (2000-June 2003)
Age: 45                                                       and Executive Director
                                                              (1993-2000), CIBC World
                                                              Markets Corp.; Managing
                                                              Director, CIBC Oppenheimer
                                                              Advisers, L.L.C. and
                                                              Advantage; President of the
                                                              Asia Tigers Fund, Inc.;
                                                              President of the India
                                                              Fund, Inc.; and formerly,
                                                              Vice President and Division
                                                              Executive, Head of
                                                              Derivative Operations
                                                              (1986-1993).
------------------------------------------------------------------------------------------------------------------------------------
                                                EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Alan E. Kaye                   Treasurer        Since 1999    Senior Vice President,           None       None
                                                              Oppenheimer Asset
90 Broad Street                                               Management since June 2003
New York, NY 10004                                            and Executive Director
                                                              (1995-June 2003), CIBC
Age: 52                                                       World Markets Corp.;
                                                              formerly, Vice President,
                                                              Oppenheimer & Co., Inc.
                                                              (1986-1994).
------------------------------------------------------------------------------------------------------------------------------------
Deborah Kaback                 Secretary        Since 2003    Senior Vice President and        None       None
                                                              Senior Counsel, Oppenheimer
200 Park Avenue                                               Asset Management Inc. since
24th Floor                                                    June 2003; Executive
New York, NY 10166                                            Director, CIBC World
                                                              Markets Corp. (August
Age: 52                                                       2001-June 2003); Vice
                                                              President and Senior
                                                              Counsel, Oppenheimer Funds
                                                              Inc. (November 1999-August
                                                              2001); Senior Vice
                                                              President and Deputy
                                                              General Counsel,
                                                              Oppenheimer Capital (April
                                                              1989-November 1999).
------------------------------------------------------------------------------------------------------------------------------------

1 The Fund's Board of Directors is divided into three classes: Class I, Class II, and Class III. The terms of office of the Class I,
  Class II, and Class III Directors expire at the Annual Meeting of Stockholders in the year 2006, year 2005, and year 2004, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund's executive officers are chosen each year at the first meeting of the Fund's Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

THE INDIA FUND, INC.


Dividends and Distributions

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund intends to distribute annually to shareholders substantially all of its net investment income, and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long and short-term capital gains net of expenses.

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by the dividend paying agent. In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders' names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund or purchased by the Plan Agent in the open market, as provided below. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value; provided, however, that if the net asset value is less than 95% of the market price on valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date. if, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund on the dividend payment date.

                                                            THE INDIA FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Because of the forgoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and shareholders will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

Participants have the option of making additional cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in the Fund's Common Stock. The Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on or about February 15.

Any voluntary cash payment received more than 30 days prior to this date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payment. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before an applicable purchase date specified above. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions or voluntary cash payments. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions and voluntary cash payments will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and capital gains distributions and voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commissions thus attainable.

THE INDIA FUND, INC.


Dividends and Distributions (concluded)

The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43027, Westborough, Massachusetts 43027.

                                                            THE INDIA FUND, INC.


                                PRIVACY POLICY OF
                            ADVANTAGE ADVISERS, INC.
                           THE ASIA TIGERS FUND, INC.
                              THE INDIA FUND, INC.

--------------------------------------------------------------------------------
YOUR PRIVACY IS PROTECTED

An important part of our commitment to you is our respect for your right to privacy. Protecting all the information we are either required to gather or which accumulates in the course of doing business with you is a cornerstone of our relationship with you. While the range of products and services we offer continues to expand, and the technology we use continues to change, our commitment to maintaining standards and procedures with respect to security remains constant.

COLLECTION OF INFORMATION

The primary reason that we collect and maintain information is to more effectively administer our customer relationship with you. It allows us to identify, improve and develop products and services that we believe could be of benefit. It also permits us to provide efficient, accurate and responsive service, to help protect you from unauthorized use of your information and to comply with regulatory and other legal requirements. These include those related to institutional risk control and the resolution of disputes or inquiries.

Various sources are used to collect information about you, including (i) information you provide to us at the time you establish a relationship, (ii) information provided in applications, forms or instruction letters completed by you, (iii) information about your transactions with us or our affiliated companies, and/or (iv) information we receive through an outside source, such as a bank or credit bureau. In order to maintain the integrity of client information, we have procedures in place to update such information, as well as to delete it when appropriate. We encourage you to communicate such changes whenever necessary.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic, personal information (such as your name, address or tax identification number) about our clients or former clients to anyone, except as permitted or required by law. We maintain physical, electronic and procedural safeguards to protect such information, and limit access to such information to those employees who require it in order to provide products or services to you.

The law permits us to share client information with companies that are affiliated with us which provide financial, credit, insurance, trust, legal, accounting and administrative services to us or our clients. This allows us to enhance our relationship with you by providing a broader range of products to better meet your needs and to protect the assets you may hold with us by preserving the safety and soundness of our firm.

                                PRIVACY POLICY OF
                            ADVANTAGE ADVISERS, INC.
                           THE ASIA TIGERS FUND, INC.
                              THE INDIA FUND, INC.

--------------------------------------------------------------------------------
Finally, we are also permitted to disclose nonpublic, personal information to unaffiliated outside parties who assist us with processing, marketing or servicing a financial product, transaction or service requested by you, administering benefits or claims relating to such a transaction, product or service, and/or providing confirmations, statements, valuations or other records or information produced on our behalf.

It may be necessary, under anti-money laundering or other laws, to disclose information about you in order to accept your subscription. Information about you may also be released if you so direct, or if we or an affiliate are compelled to do so by law, or in connection with any government or self-regulatory organization request or investigation.

We are committed to upholding this Privacy Policy. We will notify you on an annual basis of our policies and practices in this regard and at any time that there is a material change that would require your consent.


May 2003

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

                      (This page intentionally left blank.)

                      (This page intentionally left blank.)

Advantage Advisers,Inc.

The India Fund, Inc.

Annual Report

December 31, 2003


The India Fund, Inc.



THE INDIA FUND, INC.

INVESTMENT MANAGER:
Advantage Advisers, Inc.,
a subsidiary of Oppenheimer Asset
Management Inc.

ADMINISTRATOR:
Oppenheimer & Co. Inc.

SUB-ADMINISTRATOR:
PFPC Inc.

TRANSFER AGENT:
PFPC Inc.

CUSTODIAN:
Deutsche Bank AG


The Fund has adopted the Investment Manager's proxy voting policies and procedures to govern the voting of proxies relating to its voting securities. You may obtain a copy of these proxy voting procedures, without charge, by calling (800) 421-4777.

ITEM 2. CODE OF ETHICS.

     (a) The registrant, on July 29, 2003, adopted a Code of Ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

     (b) There have been no amendments, during the period covered by this report, to any provisions of the Code of Ethics.

     (c) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from any provisions of the Code of Ethics.

     (d)  Not Applicable.

     (e)  Not Applicable.

     (f) A copy of the registrant's Code of Ethics is filed as an exhibit hereto. The registrant undertakes to provide a copy of the Code of Ethics to any person, without charge upon request to the registrant at its address at 200 Park Avenue, New York, NY 10166.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee, Mr. Lawrence Becker, and that Mr. Becker is "independent." Mr. Becker was elected as a non-interested Director of the Audit Committee at a meeting of the board of directors held on October 23, 2003.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES
----------

     (a) The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2002 and December 31, 2003 were $116,000 and $95,550, respectively, including out-of-pocket expenses.

AUDIT-RELATED FEES
------------------

     (b) The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended December 31, 2002 and December 31, 2003 were $0 and $3,638 respectively. Such fees related to assistance with assessment of the registrant's disclosure controls and procedures.

     TAX FEES
     --------

     (c) The aggregate fees billed for professional services rendered by the principal accountant for domestic and international tax compliance, tax advice, and tax planning services for the fiscal years ending December 31, 2002 and December 31, 2003 were $69,356 and $65,265, respectively.

     ALL OTHER FEES
     --------------

     (d) The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs
          (a) through (c) of this Item for the fiscal years ending December 31, 2002 and December 31, 2003 were $0 and $0, respectively.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

     The registrant's Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, all audit and non-audit services that the registrant's independent auditors provide to the registrant and (ii) all non-audit services that the registrant's independent auditors provide to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the registrant's investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                         (b)  0% (Service performed prior to May 6, 2003)

                         (c)  0% 2002 100% 2003

                         (d)  Not applicable.

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2002 and December 31, 2003 were $472,000 and $50,050, respectively.

     (h) The registrant's audit committee of the board of directors HAS considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated audit committee consisting of all the independent directors of the registrant. The members of the audit committee are Lawrence K. Becker, Leslie H. Gelb, Luis F. Rubio and Jeswald W. Salacuse.


ITEM 6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


                            ADVANTAGE ADVISERS, INC.

                               PROXY VOTING MANUAL

   INTRODUCTION                                                                4
               -----------------------------------------------------------------
   CHAPTER 1 BOARD OF DIRECTORS
   VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS                        6
   -----------------------------------------------------------------------------
   CHAIRMAN & CEO ARE THE SAME PERSON                                          7
   -----------------------------------------------------------------------------
   INDEPENDENCE OF DIRECTORS                                                   8
   -----------------------------------------------------------------------------
   STOCK OWNERSHIP REQUEST                                                    9
   -----------------------------------------------------------------------------
   CHARITABLE CONTRIBUTIONS                                                   10
   -----------------------------------------------------------------------------
   DIRECTOR AND OFFICER INDEMNIFICATION  AND LIABILITY PROTECTION             11
   -----------------------------------------------------------------------------
   VOTE RECOMMENDATION                                                        12
   -----------------------------------------------------------------------------
   SIZE OF THE BOARD                                                          13
   -----------------------------------------------------------------------------
   VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS                         14
   -----------------------------------------------------------------------------
   TERM OF OFFICE                                                             15
   -----------------------------------------------------------------------------
   COMPENSATION DISCLOSURE                                                    16

                               CHAPTER 2 AUDITORS
                               ------------------
                                                                              17
   -----------------------------------------------------------------------------
   RATIFYING AUDITORS                                                         18
   -----------------------------------------------------------------------------

                         CHAPTER 3 TENDER OFFER DEFENSES
                         -------------------------------
                                                                              19
   -----------------------------------------------------------------------------
   POISON PILLS                                                               20
   -----------------------------------------------------------------------------
   GREENMAIL                                                                  21
   -----------------------------------------------------------------------------
   SUPERMAJORITY VOTE                                                         22
   -----------------------------------------------------------------------------

                  CHAPTER 4 MERGERS AND CORPORATE RESTRUCTURING
                  ---------------------------------------------
                                                                              23
   -----------------------------------------------------------------------------
   CHANGING CORPORATE NAME                                                    24
   -----------------------------------------------------------------------------
   REINCORPORATION                                                            25
   -----------------------------------------------------------------------------

                        CHAPTER 5 PROXY CONTEST DEFENSES
                        --------------------------------
                                                                              26
   -----------------------------------------------------------------------------
   BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS                            27
   -----------------------------------------------------------------------------
   CUMULATIVE VOTING                                                          28
   -----------------------------------------------------------------------------
   SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETING                              29
   -----------------------------------------------------------------------------
   SHAREHOLDERS' ABILITY TO ALTER SIZE OF THE BOARD                           30
   -----------------------------------------------------------------------------

                        CHAPTER 6 MISCELLANEOUS CORPORATE
                        ---------------------------------
   GOVERNANCE  PROVISIONS                                                     31
   -----------------------------------------------------------------------------
   CONFIDENTIAL VOTING                                                        32
   -----------------------------------------------------------------------------
   SHAREHOLDER ADVISORY COMMITTEES                                            33
   -----------------------------------------------------------------------------
   FOREIGN CORPORATE MATTERS                                                  34
   -----------------------------------------------------------------------------
                           GOVERNMENT SERVICE LIST
                           -----------------------
                                                                              35
   -----------------------------------------------------------------------------

   CHAPTER 7 SOCIAL AND ENVIRONMENTAL ISSUES                                  36
   -----------------------------------------------------------------------------
   ENERGY AND ENVIRONMENTAL ISSUES (CERES PRINCIPLES)                         37
   -----------------------------------------------------------------------------

                     NORTHERN IRELAND (MACBRIDE PRINCIPLES)
                     --------------------------------------
                                                                              38
   -----------------------------------------------------------------------------
   MAQUILADORA STANDARDS & INTERNATIONAL OPERATIONS AND POLICIES              39
   -----------------------------------------------------------------------------
   EQUAL EMPLOYMENT OPPORTUNITY & DISCRIMINATION                              40
   -----------------------------------------------------------------------------
   ANIMAL RIGHTS                                                              41
   -----------------------------------------------------------------------------

                           CHAPTER 8 CAPITAL STRUCTURE
                           ---------------------------
                                                                              42
   -----------------------------------------------------------------------------
                           COMMON STOCK AUTHORIZATION
                           --------------------------
                                                                              43
   -----------------------------------------------------------------------------
                           BLANK CHECK PREFERRED STOCK
                           ---------------------------
                                                                              44
   -----------------------------------------------------------------------------
   PREEMPTIVE RIGHTS                                                          45
   -----------------------------------------------------------------------------
   STOCK DISTRIBUTION: SPLITS AND DIVIDENDS                                   46
   -----------------------------------------------------------------------------
                              REVERSE STOCK SPLITS
                              --------------------
                                                                              47
   -----------------------------------------------------------------------------
   ADJUSTMENTS TO PAR VALUE OF COMMON STOCK                                   48
   -----------------------------------------------------------------------------
   DEBT RESTRUCTURING                                                         49
   -----------------------------------------------------------------------------

                  CHAPTER 9 EXECUTIVE AND DIRECTOR COMPENSATION
                  ---------------------------------------------
                                                                              50
   -----------------------------------------------------------------------------
   DIRECTOR COMPENSATION                                                      51
   -----------------------------------------------------------------------------
   SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE AND DIRECTOR PAY                   52
   -----------------------------------------------------------------------------
                     EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
                     --------------------------------------
                                                                              53
   -----------------------------------------------------------------------------
   OPTIONS EXPENSING                                                          54
   -----------------------------------------------------------------------------
   GOLDEN PARACHUTES                                                          55
   -----------------------------------------------------------------------------
   PROPOSAL TO BAN GOLDEN PARACHUTES                                          56
   -----------------------------------------------------------------------------
   OUTSIDE DIRECTORS' RETIREMENT COMPENSATION                                 57
   -----------------------------------------------------------------------------

                        CHAPTER 10 STATE OF INCORPORATION
                        ---------------------------------
                                                                              58
   -----------------------------------------------------------------------------
   CONTROL SHARE ACQUISITION STATUTES                                         59
   -----------------------------------------------------------------------------
                       OPT-OUT OF STATE TAKEOVER STATUTES
                       ----------------------------------
                                                                              60
   -----------------------------------------------------------------------------
   CORPORATE RESTRUCTURING, SPIN-OFFS, ASSET SALES, LIQUIDATIONS              61
   -----------------------------------------------------------------------------

                         CHAPTER 11 CONFLICT OF INTEREST
                         -------------------------------
                                                                              62
   -----------------------------------------------------------------------------
   CONFLICTS                                                                  63
   -----------------------------------------------------------------------------
   CONFLICTS CONT'D                                                           64
   -----------------------------------------------------------------------------

           CHAPTER 12 CORPORATE GOVERNANCE COMMITTEE & PROXY MANAGERS
           ----------------------------------------------------------
                                                                              65
   -----------------------------------------------------------------------------

   CORPORATE GOVERNANCE COMMITTEE                                             66
   -----------------------------------------------------------------------------
   PROXY MANAGERS                                                             67
   -----------------------------------------------------------------------------

              CHAPTER 13 SPECIAL ISSUES WITH VOTING FOREIGN PROXIES
              -----------------------------------------------------
                                                                              68
   -----------------------------------------------------------------------------
   SPECIAL ISSUES                                                             69
   -----------------------------------------------------------------------------

   CHAPTER 14 RECORD KEEPING                                                  70
   -----------------------------------------------------------------------------
   RECORD KEEPING                                                             71
   -----------------------------------------------------------------------------

                                  INTRODUCTION
                                  ------------



Rule 206(4)-6 (the "Rule") adopted under the Investment Advisers Act of 1940, as amended (the "Advisers Act") requires all registered investment advisers that exercise voting discretion over securities held in client portfolios to adopt proxy voting policies and procedures.

Advantage Advisers, Inc., (the "Adviser") is a registered investment adviser under the Advisers Act and is therefore required to adopt proxy voting policies and procedures pursuant to the Rule.

When the Adviser has investment discretion over a client's investment portfolio, then the Adviser votes proxies for the Account pursuant to the policies and procedures set forth herein.

                           VOTING ON DIRECTOR NOMINEES
                           ---------------------------
                            IN UNCONTESTED ELECTIONS
                            ------------------------

                                        -
These proposals seek shareholder votes for persons who have been nominated by a corporation's board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.

In each analysis of an uncontested election of directors you should review:
     a) Company performance
     b) Composition of the board and key board committees
     c) Attendance at board meetings
     d) Corporate governance provisions and takeover activity

We may also consider:
     a) Board decisions concerning executive compensation
     b) Number of other board seats held by the nominee
     c) Interlocking directorships


VOTE RECOMMENDATION
                                           It is our policy to vote IN FAVOR of
                                           the candidates proposed by the board.

We will look carefully at each candidate's background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.

CHAIRMAN AND CEO ARE THE SAME PERSON
------------------------------------

     Shareholders may propose that different persons hold the positions of the chairman and the CEO.

     We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management.

INDEPENDENCE OF DIRECTORS
-------------------------

     Shareholders may request that the board be comprised of a majority of independent directors and that audit, compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.


VOTE RECOMMENDATION
                                                     It is our policy to vote
                                                     FOR proposals requesting
                                                     that a majority of the
                                                     Board be independent and
                                                     that the audit,
                                                     compensation and nominating
                                                     committees of the board
                                                     include only independent
                                                     directors.

STOCK OWNERSHIP REQUIREMENTS
----------------------------

         Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock, not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders if they are shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.

VOTE RECOMMENDATION
                                                Vote AGAINST proposals that
                                                require director stock ownership

                            CHARITABLE CONTRIBUTIONS
                            ------------------------

         Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm's primary employment areas. Shareholders should not decide what the most worthwhile charities are.

VOTE RECOMMENDATION
                                                (Shareholders Proposals)
                                                Vote AGAINST proposals regarding
                                                charitable contribution.

         Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

                      DIRECTOR AND OFFICER INDEMNIFICATION
                      ------------------------------------
                            AND LIABILITY PROTECTION
                            ------------------------

         These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.

         When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgements incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.

VOTE RECOMMENDATION

                                             Vote AGAINST proposals that
                                             eliminate entirely director and
                                             officers' liability for monetary
                                             damages for violating the duty
                                             of care.

                                             Vote AGAINST indemnification
                                             proposals that would expand
                                             coverage beyond just legal expenses
                                             to acts, such as negligence, that
                                             are more serious violations of
                                             fiduciary obligations than mere
                                             carelessness.

                                             Vote FOR only those proposals
                                             providing such expanded coverage in
                                             cases when a director's or
                                             officer's legal defense was
                                             unsuccessful if: a) the director
                                             was found to have acted in good
                                             faith, and b) only if the
                                             director's legal expenses would be
                                             covered.

          The following factors should be considered:

               1. The present environment in which directors operate provides substantial risk of claims or suits against against them in their individual capacities arising out of the discharge of their duties.

               2.   Attracting and retaining the most qualified directors
                       enhances shareholder value.

                                SIZE OF THE BOARD
                                -----------------

      Typically there are three reasons for changing the size of the board. The first reason may be to permit inclusion into the board of additional individuals who, by virtue of their ability and experience, would benefit the corporation. The second reason may be to reduce the size of the board due to expiration of terms, resignation of sitting directors or, thirdly, to accommodate the corporation's changing needs.

VOTE RECOMMENDATION
                                       Vote FOR the board's recommendation
                                       to increase or decrease the size of
                                       the board.

The following factors should be considered:

      1. These proposals may aim at reducing or increasing the influence of certain groups of individuals.

      2. This is an issue with which the board of directors is uniquely qualified to deal, since they have the most experience in sitting on a board and are up-to-date on the specific needs of the corporation.

VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS
--------------------------------------------------

Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis. The following factors are considered:

     1. management's track record
     2. background to the proxy contest
     3. qualifications of director nominees

                                 TERM OF OFFICE
                                 --------------

This is a shareholder's proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.

VOTE RECOMMENDATION
                                             Vote AGAINST shareholder
                                             proposals to limit the tenure of
                                             outside directors.

The following factors should be considered:

     1. An experienced director should not be disqualified because he or she has served a certain number of years.

     2. The nominating committee is in the best position to judge the directors' terms in office due to their understanding of a corporation's needs and a director's abilities and experience.

     3. If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

                             COMPENSATION DISCLOSURE
                             -----------------------

These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.


VOTE RECOMMENDATION
                                             (shareholders policy)
                                             Vote AGAINST these proposals that
                                             require disclosure, unless we have
                                             reason to believe that mandated
                                             disclosures are insufficient to
                                             give an accurate and meaningful
                                             account of senior management
                                             compensation.


The following factors should be considered:

     1. Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

     2. Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

     3. The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.

                                    CHAPTER 2

                                    AUDITORS

RATIFYING AUDITORS

Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.

VOTE RECOMMENDATION
                                           Vote FOR proposal to ratify auditors.

The following factors should be considered:

         1. Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

         2. Sometimes it may be appropriate for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

         3. If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, then in this case vote AGAINST ratification.

                                    CHAPTER 3

                              TENDER OFFER DEFENSES

                                  POISON PILLS
                                  ------------


Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer's equity in the target company, b) dilute the acquirer's voting interests in the target company, or c) dilute the acquirer's equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.

A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.


VOTE RECOMMENDATION
                                             Vote FOR shareholder proposals
                                             asking that a company submit its
                                             poison pill for shareholder
                                             ratification.

                                             Vote on a CASE-BY-CASE basis
                                             regarding shareholder proposals to
                                             redeem a company's poison pill.

                                             Vote on a CASE-BY-CASE basis
                                             regarding management proposals to
                                             ratify a poison pill.

                                    GREENMAIL
                                    ---------

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.

Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company's name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.

VOTE RECOMMENDATION
                                             Vote FOR proposals to adopt anti
                                             Greenmail or bylaw amendments or
                                             otherwise restrict a company's
                                             ability to make Greenmail payments

                                             Vote on a CASE-BY-CASE basis
                                             regarding anti-Greenmail proposals
                                             when they are bundled with other
                                             charter or bylaw amendments.

The following factors should be considered:

          1. While studies by the SEC and others show that Greenmail devalues the company's stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

                               SUPERMAJORITY VOTE
                               ------------------

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.


VOTE RECOMMENDATIONS
                                             Vote AGAINST management proposals
                                             to require a Supermajority
                                             shareholder vote to approve mergers
                                             and other significant business
                                             combinations.

                                             Vote FOR shareholder proposals to
                                             lower Supermajority vote
                                             requirements for mergers and other
                                             significant business combinations.

The following factors should be considered:

     1. Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

     2.   Supermajority vote may make action all but impossible.

     3. Supermajority requirements are counter to the principle of majority rule.

                                    CHAPTER 4

                                     MERGERS
                                       AND
                                    CORPORATE
                                  RESTRUCTURING

                             CHANGING CORPORATE NAME
                             -----------------------

This proposal seeks shareholder approval to change the corporation's name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.

VOTE RECOMMENDATION
                                             Vote FOR changing the corporate
                                             name.

The following factors should be considered:

         1. A name of a corporation symbolizes its substance.

         2. There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

         3. The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.

                                 REINCORPORATION
                                 ---------------

These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company's most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware's state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.



VOTE RECOMMENDATION
                                             Vote on a CASE-BY-CASE basis,
                                             carefully reviewing the new state's
                                             laws and any significant changes
                                             the company makes in its charter
                                             and by-laws.

The following factors should be considered:

     1. The board is in the best position to determine the company's need to incorporate.

     2. Reincorporation may have considerable implications for shareholders, affecting a company's takeover defenses, its corporate structure or governance features.

     3. Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.

                                    CHAPTER 5

                                      PROXY
                                     CONTEST
                                    DEFENSES

                 BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
                 -----------------------------------------------

A company that has classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year and the entire board stands for election each year.

Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.

VOTE RECOMMENDATIONS
                                             Vote AGAINST proposals to classify
                                             the board. Vote FOR proposals to
                                             repeal classified boards and to
                                             elect all directors annually.

The following factors should be considered:

     1. The annual election of directors provides an extra check on management's performance. A director who is doing a good job should not fear an annual review of his/her directorship.

                                CUMULATIVE VOTING
                                -----------------

Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called "one share, one vote" standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.

VOTE RECOMMENDATION
                                             Vote AGAINST proposals that permit
                                             cumulative voting.


The following factors should be considered:

     1. Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

     2. Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

     3.   Cumulative voting can allow a minority to have representation.

     4. Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders' best interests.

                  SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETING
                  ---------------------------------------------

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.

VOTE RECOMMENDATION
                                             Vote AGAINST proposals to restrict
                                             or prohibit shareholder ability to
                                             call special meetings.

                                             Vote FOR proposals that remove
                                             restrictions on the right of
                                             shareholders to act independently
                                             of management.

                SHAREHOLDERS' ABILITY TO ALTER SIZE OF THE BOARD
                ------------------------------------------------

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.

Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.

VOTE RECOMMENDATIONS
                                             Vote FOR proposal which seek to fix
                                             the size of the board.

                                             Vote AGAINST proposals which give
                                             management the ability to alter
                                             the  size of the board without
                                             shareholder approval.

                                    CHAPTER 6

                                  MISCELLANEOUS
                                    CORPORATE
                                   GOVERNANCE
                                   PROVISIONS

                               CONFIDENTIAL VOTING
                               -------------------

Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.

VOTE RECOMMENDATIONS
                                             Vote FOR shareholder proposals
                                             requesting that corporations adopt
                                             confidential voting.

                                             Vote FOR management proposals to
                                             adopt confidential voting.

The following factors should be considered:

     1. Some shareholders elect to have the board not know how they voted on certain issues.

     2. Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

     3. Confidential voting is an important element of corporate democracy which should be available to the shareholder.

                         SHAREHOLDER ADVISORY COMMITTEES
                         -------------------------------

These proposals request that the corporation establish a shareholder advisory committee to review the board's performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.

VOTE RECOMMENDATION
                                             Vote AGAINST proposals to establish
                                             a shareholder advisory committee.

The following factors should be considered:

     1. Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

     2. Adding another layer to the current corporate governance system would be expensive and unproductive.

                            FOREIGN CORPORATE MATTERS
                            -------------------------

These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).

VOTE RECOMMENDATION
                                             Vote FOR proposals that concern
                                             foreign companies incorporated
                                             outside of the United States.

The following factors should be considered:

     1. The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

     2. The board of directors is well-positioned to determine whether or not these types of actions are in the best interest of the corporation's shareholders.

                             GOVERNMENT SERVICE LIST
                             -----------------------

This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.

Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.

VOTE RECOMMENDATION
                                             Vote AGAINST these proposals which
                                             a request a list of employees
                                             having been employed by the
                                             government.

The following factors should be considered:

     1. For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

     2. Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

     3. Additional disclosure would be an unreasonable invasion of such individual's privacy.

                                    CHAPTER 7

                                     SOCIAL
                                       AND
                                  ENVIRONMENTAL
                                     ISSUES

                         ENERGY AND ENVIRONMENTAL ISSUES
                         -------------------------------
                               (CERES PRINCIPLES)
                               ------------------

CERES proposals ask management to sign or report on process toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.

VOTE RECOMMENDATION
                                             Vote AGAINST proposals requesting
                                             that companies sign the CERES
                                             Principles.


The following factors should be considered:

     1. We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

                                NORTHERN IRELAND
                                ----------------
                              (MACBRIDE PRINCIPLES)
                              ---------------------

It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures then the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.

In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.

VOTE RECOMMENDATION
                                             REFRAIN from voting on proposals
                                             that request companies to adopt the
                                             MacBride Principles.

The following factors should be considered:

     1. We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

     2. We do not believe a concrete business case has been made for this proposal. We will refrain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers' status without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

                            MAQUILADORA STANDARDS AND
                            -------------------------
                      INTERNATIONAL OPERATIONS AND POLICIES
                      -------------------------------------

Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.

The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.

VOTE RECOMMENDATION
                                             ABSTAIN from providing a vote
                                             recommendation on proposals
                                             regarding the Maquiladora Standards
                                             and international operating
                                             policies.

The following factors should be considered:

     1. We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

     2. We do not believe that a concrete business case has been made for these proposals. We will refrain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers' securities without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

                          EQUAL EMPLOYMENT OPPORTUNITY
                          ----------------------------
                               AND DISCRIMINATION
                               ------------------

In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.

VOTE RECOMMENDATION
                                             REFRAIN from voting on any
                                             proposals regarding equal
                                             employment opportunities and
                                             discrimination.

The following factors should be considered:

     1. We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.

                                  ANIMAL RIGHTS
                                  -------------

A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.


VOTE RECOMMENDATION
                                             REFRAIN from making vote
                                             recommendations on proposals
                                             regarding animal rights.


The following factors should be considered:

     1. Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

     2. We also feel that this issue is already subject to significant state and federal regulation.

                                    CHAPTER 8

                                     CAPITAL
                                    STRUCTURE

                           COMMON STOCK AUTHORIZATION
                           --------------------------

The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation's best interests.

However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation's direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.


VOTE RECOMMENDATION
                                             Vote CASE-BY-CASE on proposals
                                             increase the number of shares of
                                             common stock authorized for issue.

                                             Vote AGAINST proposed common share
                                             authorization that increase
                                             existing authorization by more then
                                             100 percent unless a clear need for
                                             the excess shares is presented by
                                             the company.

The following factors should be considered:

     1. Is this company going to make frequent business acquisitions over a period of time?

     2.   Is the company expanding its operations?

     3. Within the company, are there any debt structuring or prepackaged bankruptcy plans?

                           BLANK CHECK PREFERRED STOCK
                           ---------------------------

The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.

Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.

VOTE RECOMMENDATION
                                             Vote AGAINST proposals authorizing
                                             the creation of new classes of
                                             preferred stock with unspecified
                                             voting, conversion, dividend
                                             distribution, and other rights.

The following factors should be considered:

     1. Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

                                PREEMPTIVE RIGHTS
                                -----------------

These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

VOTE RECOMMENDATION
                                             Vote AGAINST proposals seeking
                                             preemptive rights.

The following factors should be considered:

     1. The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

     2. Preemptive rights are not necessary for the shareholder in today's corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.

                   STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
                   -----------------------------------------
STOCK SPLITS
------------
The corporation requests authorization for a stock split.

VOTE RECOMMENDATION
                                             Vote FOR management proposal to
                                             authorize stock splits unless the
                                             split will result in an increase
                                             of authorized but unissued shares
                                             of more than 100% after giving
                                             effect to the shares needed for the
                                             split.

REVERSE STOCK SPLITS
--------------------

VOTE RECOMMENDATION
                                             Vote FOR management proposal to
                                             authorize reverse stock split
                                             unless the reverse stock split
                                             results in an increase of
                                             authorized but unissued shares of
                                             more than 100% after giving effect
                                             to the shares needed for the
                                             reverse split.

                    ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
                    ----------------------------------------

The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.

The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.

VOTE RECOMMENDATION
                                             Vote FOR management proposals to
                                             reduce the par value of common
                                             stock.

The following factors should be considered:

     1. State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

     2. A corporation may be unable to raise capital if the par value is overstated.

DEBT RESTRUCTURINGS
-------------------

The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

VOTE RECOMMENDATION
                                             It is our policy to vote
                                             CASE-BY-CASE on debt restructuring

The following factors should be considered:

     1. Dilution - How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

     2. Change in Control - Will the transaction result in a change of control of the company?

     3. Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

                                    CHAPTER 9

                                    EXECUTIVE
                                       AND
                                    DIRECTOR
                                  COMPENSATION

                              DIRECTOR COMPENSATION
                              ---------------------

Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.

VOTE RECOMMENDATION
                                             Vote on a CASE-BY-CASE basis for
                                             director compensation.

The following factors should be considered:

     1. As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

            SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE AND DIRECTOR PAY
            --------------------------------------------------------

Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.


VOTE RECOMMENDATION
                                             Vote on a CASE-BY-CASE basis


The following factors should be considered:

     1. Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.

                     EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
                     --------------------------------------

These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.

VOTE RECOMMENDATION
                                             Vote FOR proposals to adopt
                                             share-based compensation plans when
                                             the following items are involved:

     1. The exercise price for stock options is less than 85% of fair market value on the date of the grant.

     2. It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

     3. The shares for issue exceed 8% of the company's outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.

                                             Vote AGAINST proposals adopting
                                             share based compensation plans when
                                             the following items are involved:

     1.   Re-load options (new options issued for any exercised).

     2. The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

                                OPTIONS EXPENSING
                                -----------------

Shareholder proposal to expense options.

VOTE RECOMMENDATION
                                             It is our policy to vote FOR
                                             proposals to expense options

                                GOLDEN PARACHUTES
                                -----------------

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee's annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.

Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.


VOTE RECOMMENDATION
                                             Vote FOR proposals which seek to
                                             limit additional compensation
                                             payments.

                                             Vote FOR shareholder proposals to
                                             have golden parachutes submitted
                                             for shareholder ratification.


The following factors should be considered:

     1. The stability of management may be affected by an attempted acquisition of the corporation.

     2. There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.

                        PROPOSAL TO BAN GOLDEN PARACHUTES
                        ---------------------------------

Based on the foregoing information:

VOTE RECOMMENDATION
                                             We are FOR this proposal, which
                                             essentially bans golden parachutes,
                                             because we feel management's
                                             compensation should be solely based
                                             on real-time contributions to the
                                             corporation while they are serving
                                             it. Deferred current compensation
                                             is viewed differently than future,
                                             contingent compensation for current
                                             services.

                   OUTSIDE DIRECTORS' RETIREMENT COMPENSATION
                   ------------------------------------------

We believe that directors should only be compensated while serving the company.

VOTE RECOMMENDATIONS
                                             Vote AGAINST proposals establishing
                                             outside directors' retirement
                                             compensation. Vote FOR proposals
                                             that revoke outside directors'
                                             retirement compensation.

                                   CHAPTER 10

                                      STATE
                                       OF
                                  INCORPORATION

                       CONTROL SHARE ACQUISITION STATUTES
                       ----------------------------------

These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.

VOTE RECOMMENDATION
                                             Vote AGAINST proposals which
                                             request the board to seek
                                             shareholder approval before
                                             committing to an acquisition.

The following factors should be considered:

     1. These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

     2.   Conforming to these requirements can be expensive.

     3. The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

     4. The threshold levels usually imposed by these proposals are much more stringent than required by law.

                       OPT-OUT OF STATE TAKEOVER STATUTES
                       ----------------------------------

These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company's stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.


VOTE RECOMMENDATION
                                             Vote on a CASE-BY-CASE basis for
                                             these proposals.

The following factors should be considered:

     1. It is the directors' responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

     2. Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

     3. These statutes strengthen the board's ability to deal with potential buyers on fair and reasonable terms.

     4. Shareholders should have the final say on whether the company should be merged or acquired.

CORPORATE RESTRUCTURING, SPIN-OFFS ASSET SALES, LIQUIDATIONS
------------------------------------------------------------

Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a CASE BY CASE basis.

                                   CHAPTER 11

                                    CONFLICTS
                                       OF
                                    INTEREST

CONFLICTS
---------

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers clients and the interests of the Adviser, it's affiliates and it's employees. Conflicts of interest may arise when:

     1. Proxy votes regarding non-routine matters are solicited by an issuer that may have a separate account relationship with an affiliate of the Adviser or an investment banking relationship with Fahnestock & Co. Inc.

     2. A proponent of a proxy proposal has a business relationship with the Adviser or one of its affiliates or the Adviser or one of its affiliates has a business relationship with participants in proxy contests, corporate directors or director candidates.

     3. An employee of the Adviser has a personal interest in the outcome of a particular matter before shareholders.

If the Adviser receives a proxy that to the knowledge of the Proxy Manager raises a conflict of interest, the Proxy Manager shall advise the Governance Committee which shall determine whether the conflict is "material" to any specific proposal involved in the proxy. The Governance Committee will determine whether the proposal is material as follows:

     1. Routine proxy proposals are presumed not to involve a material conflict of interest.

     2. Non-routine proxy proposals-Proxy proposals that are "non- routine" will be presumed to involve a material conflict of interest unless the Governance Committee determines that the conflict is unrelated to the proposal. Non-routine proposals would include a merger, compensation matters for management and contested elections of directors.

CONFLICTS CONT'D

     3. The Governance Committee may determine on a case by case basis that particular non-routine proposals do not involve a material conflict of interest because the proposal is not directly related to the Adviser's conflict vis-a-vis the issue. The Governance Committee will record the basis for any such determination. With respect to any proposal that the Governance Committee determines presents a material conflict of interest, the Adviser may vote regarding that proposal in any of the following ways:
          a)   Obtain instructions from the client on how to vote.
          b) Use existing proxy guidelines if the policy with respect to the proposal is specifically addressed and does not involve a case by case analysis.
          c) Vote the proposal that involves the conflict according to the recommendations of an independent third party such as Institutional Share Services Inc. or Investor Responsibility Research Center.

                                   CHAPTER 12

                              GOVERNANCE COMMITTEE
                                       AND
                                 PROXY MANAGERS

GOVERNANCE COMMITTEE
--------------------

The Governance Committee is responsible for the maintenance of the Proxy Voting Policies and Procedures and will determine whether any conflict between the interest of clients and the Advisers in voting proxies is material. The Governance Committee includes the following: (1) Bryan McKigney, (2) Barbara Pires, and (3) Punita Kumar-Sinha.

PROXY MANAGERS
--------------

The Proxy Manager for the Adviser is Punita Kumar-Sinha, Portfolio Manager. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by case basis.

                                   CHAPTER 13

                           SPECIAL ISSUES WITH VOTING
                                FOREIGN PROXIES

SPECIAL ISSUES WITH VOTING FOREIGN PROXIES
------------------------------------------


    Voting proxies with respect to shares of foreign stock may involve significantly greater effort and corresponding cost than voting proxies in the U.S domestic market. Issues in voting foreign proxies include the following:

          1. Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

          2. In some foreign countries shares may be "blocked" by custodian or depository or bearer shares deposited with specific financial institutions for a certain number of days before or after the shareholders meeting. When blocked, shares typically may not be traded until the day after the blocking period. Advantage may refrain from voting shares of foreign stocks subject to blocking restrictions where in the Adviser's judgment; the benefit from voting the shares is outweighed by the interest in maintaining client liquidity in the shares. This decision is made on a case by case basis based on a relevant factors including the length of the blocking period, the significance of the holding and whether the stock is considered by a long-term holding.


          3. Time frames between shareholder notification, distribution of proxy materials, book closures and the actual meeting date may be too short to allow timely action.

          4. In certain countries, applicable regulations require that votes must be made in person at the shareholder meeting. The Adviser will weigh the costs and benefits of voting on proxy proposals in countries that require in person voting on a case by case basis and make decisions on whether voting on a given proxy proposal is prudent. Generally, the Adviser will not vote shares in countries that require in person voting on routine matters such as uncontested elections of directors, ratification of auditors.

                                   CHAPTER 14

                                 RECORD KEEPING

RECORD KEEPING
--------------

Advantage will maintain the following records:

     1.   Copies of these policies

     2. A copy of each proxy statement that the Adviser receives regarding client securities. The Adviser may satisfy this requirement by relying on a third party to keep copies of proxy statements provided that the Adviser has an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

     3. A record of each vote cast on behalf of a client. A third party may keep these voting records provided that the Adviser has an undertaking from the third party to provide a copy of the record promptly upon request.

     4. A copy of any document created by the Adviser that was material to making a decision on how to vote proxies or that memorializes the basis for that decision.

     5. A copy of each written client request for information on how an Adviser voted proxies on behalf of the client and a copy of written response by the Adviser to any client request for information on how the Adviser voted proxies on behalf of the client.

The above records shall be maintained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Adviser.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 11. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         THE INDIA FUND, INC.
            ------------------------------------------------------------------

By (Signature and Title)*  /s/ BRYAN MCKIGNEY
                         -----------------------------------------------------
                           Bryan McKigney, Director, President & Chairman (principal executive officer)

Date                 FEBRUARY 23, 2004
    --------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ BRYAN MCKIGNEY
                         -----------------------------------------------------
                           Bryan McKigney, Director, President & Chairman (principal executive officer)

Date                 FEBRUARY 23, 2004
    --------------------------------------------------------------------------

By (Signature and Title)*  /s/ ALAN KAYE
                         -----------------------------------------------------
                           Alan Kaye, Treasurer
                           (principal financial officer)

Date                 FEBRUARY 23, 2004
    --------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.